UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2026

Jerash Holdings (US), Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38474	81-4701719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

277 Fairfield Road, Suite 338, Fairfield, NJ	07004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 285-7973

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	JRSH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 2, 2026, Jerash Garments and Fashions Manufacturing Company Limited (“Jerash Garments”), a wholly owned subsidiary of Jerash Holdings (US), Inc. (the “Company”), received the approval from the Housing Bank for Trade and Finance (the “Housing Bank”) of a property purchase request (the “Property Purchase Request”) submitted by Jerash Garments to the Housing Bank on January 20, 2026 for the purchase of a manufacturing building and associated land (the “Property”) located on Property No. 1326, Basin No. 3 Abu Sawwana, Al-Ruqaim Village, from the lands of South Amman, Jordan. The purchase price is 2,400,000 Jordanian Dinars (approximately $3,384,000), to be paid via down payment and bank financing from the Housing Bank. Jerash Garments has inspected the Property, accepted responsibility for all fees and expenses related to the transfer of ownership, and agreed to register the Property in its name and bear all ownership transfer fees payable by both the seller and the buyer at the Land and Survey Department.

The foregoing description of the Property Purchase Request does not purport to be complete and is qualified in its entirety by reference to the full text of the Property Purchase Request, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 8.01 Other Events.

On February 5, 2026, the Company issued a press release to announce the purchase of the Property. The press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
10.1	Property Purchase Request to the Housing Bank for Trade and Finance on January 20, 2026
99.1	Press Release dated February 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JERASH HOLDINGS (US), INC.

Date: February 5, 2026	By:	/s/ Choi Lin Hung
Choi Lin Hung
Chairman of the Board of Directors, Chief Executive Officer, President, and Treasurer

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